UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): April 18, 2019

Farmers National Banc Corp.

(Exact name of registrant as specified in its charter)

Ohio	001-35296	34-1371693
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20 South Broad Street, P.O. Box 555, Canfield, Ohio	44406-05555
(Address of principal executive offices)	(Zip Code)

(330) 533-3341

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.03	Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On April 18, 2019, the Company held its 2019 Annual Meeting of Shareholders (the “2019 Annual Meeting”). At the Annual Meeting, the Company’s shareholders approved an amendment to Article XI of the Company’s Amended Code of Regulations (the “Regulations”), to provide the Company’s Board of Directors with the non-exclusive authority to amend the Regulations (the “Regulations Amendment”).

The Regulations, as amended, are filed with this Current Report on form 8-K as Exhibit 3.1 and are incorporated by reference herein. The foregoing summary of the Regulations Amendment is qualified in its entirety by reference to the full text of the Regulations, as amended by the Regulations Amendment.

Item 5.07	Submission of Matters to a Vote of Security Holders.

On April 18, 2019, the Company held its 2019 Annual Meeting for the purposes of: (i) electing one Class III director to serve for a term of three years to expire at the Annual Meeting of Shareholders to be held in 2022; (ii) considering the adoption and approval of the Regulations Amendment; (iii) considering and voting upon a non-binding advisory resolution to approve the compensation of the Company’s named executive officers; (iv) considering and voting upon a proposal to ratify the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2019; and (v) approving the adjournment of the Annual Meeting, if necessary, in order to solicit additional proxies to adopt the Regulations Amendment. As of the close of business on March 4, 2019, the record date for the 2019 Annual Meeting, 27,790,602 common shares were outstanding and entitled to vote. At the Annual Meeting, 24,155,099, or approximately 86.92%, of the outstanding common shares entitled to vote were represented in person or by proxy, including 4,924,086 broker non-votes. The results of the voting at the 2019 Annual Meeting are as follows:

Proposal 1: The Company’s shareholders elected the following nominee for director to serve a three-year term ending at the 2022 Annual Meeting of Shareholders:

Name	Votes For	Votes Withheld	Broker Non-Votes
Ralph D. Macali	18,789,480	441,532	4,924,086

Proposal 2: The Company’s shareholders approved the Regulations Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
17,967,076	1,091,158	172,777	4,924,086

Proposal 3: The Company’s shareholders approved an advisory vote on the 2018 compensation paid to the Company’s named executive officers, with 74.61% of shares voted being cast in favor of the proposal:

Votes For	Votes Against	Abstentions	Broker Non-Votes
18,023,079	724,967	482,965	4,924,086

Proposal 4: The Company’s shareholders ratified the appointment of CliftonLarsonAllen LLP as the Company’s independent registered public accounting firm for the year ending December 31, 2019:

Votes For	Votes Against	Abstentions	Broker Non-Votes
23,628,023	275,789	251,285	0

Proposal 5: The Company’s shareholders approved the adjournment of the 2019 Annual Meeting, if necessary, to solicit additional proxies in the event there are not sufficient votes at the time of the 2019 Annual Meeting to adopt the Regulations Amendment:

Votes For	Votes Against	Abstentions	Broker Non-Votes
22,106,266	1,832,789	216,042	0

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit Number	Description

3.1	Amended Code of Regulations of Farmers National Banc Corp. (Effective as of April 18, 2019)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Farmers National Banc Corp.

By:	/s/ Kevin J. Helmick
Kevin J. Helmick
President and Chief Executive Officer

Date: April 19, 2019